UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023 (September 11, 2023)

First Light Acquisition Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40789	86-2967193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11110 Sunset Hills Road #2278 Reston, VA	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 503-9255

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	FLAGU	NYSE American LLC
Class A common stock, par value $0.0001 per share	FLAG	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FLAGW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 11, 2023, First Light Acquisition Group, Inc. (“FLAG”) announced that it anticipates consummating its previously announced business combination (the “Business Combination”) with Calidi Biotherapeutics, Inc., a Nevada Corporation (“Calidi”) on September 12, 2023.

FLAG and Calidi entered into that certain Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of January 9, 2023, by and among FLAG, Calidi, FLAG Merger Sub, Inc., First Light Acquisition Group, LLC, in the capacity as representative for the stockholders of FLAG and Allan Camaisa, in the capacity as representative of the stockholders of Calidi. Following the consummation of the Business Combination, FLAG will change its name to Calidi Biotherapeutics, Inc.

The common stock and warrants of the post-combination company are expected to commence trading on the NYSE American under the ticker symbols “CLDI” and “CLDI WS” on September 13, 2023.

FLAG issued a press release announcing the expected closing date of the Business Combination. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Forward-Looking Statements

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Light Acquisition Group, Inc.
Dated: September 11, 2023

	By:	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Chief Financial Officer